The UBS Funds
			   UBS Global Balanced Fund

	    Supplement to the Prospectus dated November 5, 2001
	        	(as revised April 8, 2002)


 		  			              June 28, 2002


Dear Investor,


This is a supplement to the Prospectus of the fund listed above. The purpose of this supplement is to notify you of the following changes:

	- UBS Global Balanced Fund, a series of The UBS Funds, has been renamed:

	               "UBS Global Allocation Fund"

In addition, the second sentence under the heading "Principal
Investment Strategies" on page 34 of the Prospectus is deleted and replaced with the following sentence:

	- "Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities."



						    Item # ZS-149